Exhibit 10.1

SECOND AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of October 12, 2017, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) (each a “Lender” and collectively, the “Lenders”), and KURA ONCOLOGY, INC., a Delaware corporation with offices located at 3033 Science Park Road, Suite 220, San Diego, CA 92121 (“Borrower”).

Recitals

A.Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of April 27, 2016  (as amended from time to time, the “Loan Agreement”).

B.Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Collateral Agent and Lenders (i) modify the Loan Agreement to account for the change in Borrower’s chief executive office and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.Collateral Agent and Lenders have agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 6.2)(d) (Alexandria Lien Waiver).  Section 6.2(d) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(d)Deliver to Collateral Agent and Alexandria Real Estate, as soon as available, but no later than (i) thirty (30) days after the end of each fiscal quarter and (ii) thirty (30) days after the last day of each month in which Borrower has delivered in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) worth of new Collateral (as defined in the Alexandria Lien Waiver) to the property located at 3033 Science Park Road, Suite 220, San Diego, CA 92121, an updated, fully comprehensive, Exhibit A to the landlord lien waiver among Alexandria Real Estate, Borrower and Collateral Agent (the “Alexandria Lien Waiver”).”

2.2Section 10 (Notices).  The notice address for Borrower in Section 10 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“KURA ONCOLOGY, INC.

3033 Science Park Road, Suite 220

San Diego, CA 92121

Attn: Chief Financial Officer
Fax: (858) 500-8801
E-mail: heidi@kuraoncology.com”

2.3Section 13.1 (Definitions).  The following term and its definition hereby are amended and restated in their entirety in Section 13.1 of the Loan Agreement as follows:

“Alexandria Real Estate” means ARE-SD Region No. 35, LLC.

3.Waiver.  Borrower is currently in default of the Loan Agreement for failing to comply with Sections 6.11 and 7.2 of the Loan Agreement as in effect prior to the date of this Amendment with respect to Borrower’s new chief executive office (the “Existing Event of Default”).  Borrower hereby acknowledges, and Collateral Agent and Lenders hereby waive, the Existing Event of Default.

4.Limitation of Amendment.

4.1The amendments set forth in Section 2, and the waiver set forth in Section 3 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

4.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5.Representations and Warranties.  To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

5.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower; and

5.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.Effectiveness.  This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent and Lenders of (i) this Amendment by each party hereto, (ii) the due execution and delivery to Collateral Agent of the Alexandria Lien Waiver for Borrower’s office located at 3033 Science Park Road, Suite 220, San Diego, CA 92121, (iii) a duly-filed UCC financing statement amendment to the UCC financing statement naming Borrower, as debtor, and Collateral Agent, as secured party, to reflect the change of Borrower’s chief executive office, and (iv) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

[Balance of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By:	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Senior Vice President

LENDER:

SILICON VALLEY BANK

By:	/s/ Anthony Flores
Name:	Anthony Flores
Title:	Director

BORROWER:

KURA ONCOLOGY, INC.

By:	/s/ Heidi Henson
Name:	Heidi Henson
Title:	CFO

[Signature Page to Second Amendment to Loan and Security Agreement]